Nasdaq: ETNB Powerful Science Meaningful Medicines Changing Lives Pegozafermin Phase 2 (ENTRIGUE) Topline Results in Severe Hypertriglyceridemia (SHTG) Exhibit 99.2

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements concerning our plans, objectives, goals, strategies, future events, plans or intentions relating to product candidates, potential market opportunities, estimates of market size, estimates of market growth, the potential clinical benefit, effect on histology and safety and tolerability profile of pegozafermin (formerly BIO89-100), the clinical potential of pegozafermin, potential indications for pegozafermin, the association of clinical data with potential clinical benefit in other indications, the anticipated timing, design, endpoints, and conduct of our ongoing clinical trials for pegozafermin, including the Phase 2 ENTRIGUE trial, the timing of anticipated milestones, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts and our liquidity and capital resources. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks and uncertainties, including: expectations regarding the timing and outcome of the Phase 2b ENLIVEN trial in NASH and Phase 2 ENTRIGUE trial in SHTG; expectations regarding the timing of topline data; our ability to execute on our strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; our substantial dependence on the success of our lead product candidate; competition from competing products; the effect of the COVID-19 pandemic on our clinical trials and business operations, and the impact of general economic, health, industrial or political conditions in the United States or internationally; our reliance on third-party manufacturers and vendors to produce our product candidate and any future product candidates; the sufficiency of our capital resources and our ability to raise additional capital; and other risks and uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation including those described more fully our most recent Form 10-K and Form 10-Q under the caption “Risk Factors” and elsewhere in such report and in other subsequent disclosure documents filed with the SEC.   We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.   We obtained the industry, market and competitive position data used throughout this presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market and competitive position data included in this presentation is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. Disclaimer

Results support advancing to Phase 3 – potential first FGF21 analog to market Potentially quicker and efficient regulatory path to approval in SHTG Phase 3 initiation expected in 1H23; topline results ~ 2 years from study start ENTRIGUE results demonstrate compelling and differentiated profile in SHTG Significant impact on triglycerides, liver fat, and associated metabolic co-morbidities Favorable safety and tolerability profile Exceeds target product profile defined by literature, KOLs & treating physicians Pegozafermin – Potential Important New Cardio-Metabolic Drug SHTG represents a large potential opportunity given pegozafermin’s profile High unmet needs for better therapeutic options to address broader metabolic comorbidities Approved therapies are sub-optimal resulting in large uncontrolled or untreated population ENTRIGUE results increase confidence in overall pegozafermin program - NASH ENLIVEN topline now expected in 1Q23

SHTG is a Serious Disease in Need of Better Treatment Options

Patients with SHTG have multiple co-morbidities and significant health risks

- Increased Cardiovascular (CV) Risk
  - Increased risk of CV disease, heart failure and ischemic stroke
  - Increased mortality in patients with CHD
- Increased risk of Acute Pancreatitis
- Increased prevalence of Diabetes

> *"Most patients with severe hypertriglyceridemia have multiple ASCVD risk factors and are at enhanced risk of developing atherosclerotic disease. This risk is conveyed by atherogenic VLDL plus other factors, such as obesity, metabolic syndrome, and hyperglycemia" [2018 AHA/ACC Guideline For Cholesterol Management]*

Average patient in ENTRIGUE study was estimated to have a 23% risk of Major Cardiovascular Events (MACE) over 10 years *(per ACC ASCVD risk estimator)*

- Average patient: no prior CV event, 54 years old, male, white, BP 131/81, total cholesterol 240, HDL 28, LDL 89, diabetic, non-smoker, taking anti-hypertensive medication, no statins or aspirin. Individual risks may vary.

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ASCVD = Atherosclerotic cardiovascular disease

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SHTG is a Large Underserved Market

High Prevalence Disease: ~4M patients in the United States

Existing therapies have limitations

- Fish Oils: Minimal to moderate TG reduction, LDL elevations (some), no liver benefits
- Fibrates: Moderate TG reduction, major increase in LDL, myopathies
- Statins (not approved for SHTG): Moderate TG reduction with high intensity regimen, other lipid benefits, potential liver and muscle toxicity

~50%* of diagnosed/treated patients are uncontrolled representing ~ 750,000 to 1,000,000 patients

Market needs a therapy that offers:

- More effective triglyceride reduction
- Improvement in other lipids that impact CV risk
- Improvement in liver fat and no worsening of liver function
- Improvement in glycemic control measures

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* 50% is based on registrational trials of Vascepa and Epanova (4mg/day) approved in SHTG

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Proposed Mechanisms of Action for Pegozafermin in SHTG

- **Adipose tissue**
  - Decrease lipogenesis and release of FFA
  - Improve insulin resistance
  - Increase TG uptake
  - Increase adiponectin
- **Liver**
  - Increase β-oxidation
  - Decrease de novo lipogenesis
  - Decrease FFA / TG
- **Muscle**
  - Increase FFA oxidation



Adipocytes
Muscle
↑Adiponectin
↓Lectin
↑FFA oxidation
INSULIN RESISTANCE
↓Glucose
Steatosis
↑ β-oxidation
↓ Lipogenesis
TG
↓FFA
↑Lipolysis
↓TG
↓FFA
Mitochondrial dysfunction
ER stress
Inflammation
Apoptosis
Fibrosis
Liver

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Stojsavljevic-Shapeski S et al *J Clin Transl Hepatol* 2021;9(1):51-59

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ENTRIGUE Data

ENTRIGUE – Phase 2 SHTG Trial Design



8 Weeks
SCREENING
RANDOMIZATION
PLACEBO (n=18)
9mg QW Pegozafermin (n=16)
18mg QW Pegozafermin (n=17)
27mg QW Pegozafermin (n=18)
36mg Q2W Pegozafermin (n=16)
SAFETY FOLLOW-UP

Magnetic Resonance Imaging – Proton Density Fat Fraction
QW, once-weekly; Q2W, once every two weeks.
Safety analysis set, n=85 (patients who received at least 1 dose)
Full analysis set, n=82 (patients with at least 1 post-baseline TG assessment)
MRI analysis set n=23 (patients with baseline and end of treatment MRIs)

KEY INCLUSION CRITERIA

- TG ≥500 mg/dL and ≤2,000 mg/dL
- Background therapy: statins and/or prescription fish oil and/or fibrates OR none

PRIMARY ENDPOINT

- Primary endpoint: % Change in TGs from baseline

KEY SECONDARY ENDPOINTS

- Lipids: non-HDL-C, HDL-C, Apo-B
- Liver fat (MRI-PDFF)
- Glycemic control

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Baseline Characteristics

Represents an Advanced Population at High Risk for CV Disease

Parameter Mean or %	**Placebo** (n=18)	**PGZ Pooled** (n=67)	**PGZ 9mg QW** (n=16)	**PGZ 18mg QW** (n=17)	**PGZ 27mg QW** (n=18)	**PGZ 36mg Q2W** (n=16)	**Total (n=85)**
Age (years)	57.5	52.7	54.6	49.2	53.9	53.1	**53.7**
Male (%)	66.7	77.6	68.8	82.4	72.2	87.5	**75.3**
Body Weight (kg)	98	99	100	97	99	99	**99**
Type 2 Diabetes (%)	61.1	47.8	56.3	35.3	55.6	43.8	**50.6**
TG (mg/dL)	720	736	722	709	680	840	**733**
Non-HDL-C (mg/dL)	220	209	216	203	203	215	**211**
HDL-C (mg/dL)	28	28	31	27	31	25	**28**
LDL-C (mg/dL)	88	89	92	88	97	80	**89**
Apo-B (mg/dL)	116	115	120	115	119	106	**115**
HbA1c ≥6.5% (%)	38.9	44.8	56.3	35.3	50.0	37.5	**43.5**
ALT (U/L)	29.1	33.9	36.3	36.9	33.0	29.2	**32.8**
Liver Fat Content (%) (n=24)	16.5 [n=6]	21.3 [n=18]	19.8 [n=3]	18.0 [n=5]	22.4 [n=7]	25.5 [n=3]	**20.1 [n=24]**

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Baseline Characteristics: Approximately 50% on Background Therapy Represents Real World Setting Placebo (n=18) PGZ Pooled (n=67) PGZ 9mg QW (n=16) PGZ 18mg QW (n=17) PGZ 27mg QW (n=18) PGZ 36mg Q2W (n=16) Total (n=85) Any background therapy 61% 54% 50% 53% 61% 50% 55% Statins/statin combo 50% 43% 38% 53% 39% 44% 45% Prescription fish oil 11% 15% 6% 12% 22% 19% 14% Fibrates 17% 5% 0 0 17% 0 7% Other 6% 13% 13% 18% 11% 13% 12% Other includes bempedoic acid, ezetimibe alone and ezetimibe as ingredient in combination Background therapy defined as concomitant lipid-modifying therapy Patients may be on > 1 lipid-modifying therapy

Pegozafermin Significantly Reduces Triglycerides across All Dose Groups Primary Endpoint Median Percent Change in Triglycerides from Baseline at Week 8 Q2W QW p value vs placebo for change from baseline based on Wilcoxon Rank-Sum Test Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 versus placebo QW: Every week; Q2W: Every 2 weeks Q1; Q3: [-64.73; -40.37] Q1; Q3: [-67.60; -39.85] Q1; Q3: [-75.76; -40.03] Q1; Q3: [-62.39; -10.92] Q1; Q3: [-23.22; 7.88]

Q2W QW Q2W QW Median Percent Change in Triglycerides from Baseline at Week 8 Pegozafermin Shows Significant Decrease in Triglycerides on Top of Background Therapy Not On Background Therapy On Background Therapy Full Analysis Set n=6 n=8 n=8 n=6 n=8 n=11 n=8 n=9 n=10 n=8 Background therapy defined as concomitant lipid-modifying therapy Results are consistent with data from patients on background therapy of statins or statin combos, prescription fish oils, and fibrates

Pegozafermin Shows Consistent and Significant Benefit in Triglyceride Reduction across All Key Subgroups Similar trends were observed in subgroup analyses based on other baseline characteristics N=(placebo, PGZ pooled) Placebo PGZ pooled Baseline TG ≥750 mg/dL Yes (n=4,23) -20% -63% No (n=13,42) 0% -52% Type 2 Diabetes Yes (n=10,31) -17% -62% No (n=7,34) -8% -51% Region US (n=13,43) -8% -58% EU (n=4,22) -23% -57% Median Percent Change in Triglycerides from Baseline at Week 8

Full Analysis Set Pegozafermin Shows Significant Decrease in Triglycerides at Different Threshold Levels B. TG Normalization (<150mg/dL, <200mg/dL) Analysis via unstratified Chi-square test comparing the individual PGZ groups vs placebo. * p<0.05; ** p<0.01; *** p<0.001 versus placebo TG Responders defined as patients who achieve TG <500 mg/dL C. TG Reduction ≥50% from baseline A. Responders (< 500 mg/dL) <150 mg/dL <200 mg/dL

p value vs placebo based on MMRM analysis; Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 versus placebo Pegozafermin Demonstrated Clinically Meaningful Improvements in Non-HDL-C – Key Marker of CV Risk Q2W QW Mean Percent Change from Baseline at Week 8 Non-HDL-C 218 Baseline (mg/dL): 216 203 202 215 ‡Behbodikhah J, Metabolites 2021. Non-HDL-C measures the cholesterol in atherogenic particles including LDL-C, IDL-C, and VLDL-C and is considered a better measure of CV risk in hypertriglyceridemia ‡

Pegozafermin Demonstrated Reduction in Absolute Non-HDL-C
Absolute Non-HDL-C Reduction is Associated with MACE Improvement

Mean Absolute Change from Baseline at Week 8 Non-HDL-C



QW
Q2W
Placebo
9mg
18mg
27mg
36mg
Baseline (mg/dL):
218
216
203
202
215
0.0
-10.0
-20.0
-30.0
-40.0
-50.0
-60.0
-14.0
-41.0
-54.0
-55.0
-27.0

Mean percent change in HDL-C up to 29%

Non-HDL-C reduction of 55 mg/dL is associated with a 25-30% reduction in MI or CV death



4 trials with 1y average non-HDL reduction >50 mg/dL
17 trials with 1y average non-HDL reduction <50 mg/dL
5 trials with average further non-HDL reduction 22 mg/dL
Proportional reduction in rate of coronary death or myocardial infarction (95% CI)
35%
30%
25%
20%
15%
10%
5%
0%
0
10
20
30
40
50
60
70
Mean non-HDL cholesterol difference between treatment groups (mg/dL)

Figure adapted from: The HPS3/TIMI55–REVEAL Collaborative Group, NEJM 2017; 377: 1217-27

Non-HDL-C reduction of 55 mg/dL is associated with a 25-30% reduction in MI or CV death†

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Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 versus placebo based on MMRM analysis

† The HSP3/TIM55-REVEAL Collaboration Group. NEJM, 2017.

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Pegozafermin Demonstrated Clinically Meaningful Improvements in Apo-B – Key Marker of CV Risk



Mean Percent Change from Baseline at Week 8
Apo-B
QW
Q2W
Placebo
9mg
18mg
27mg
36mg
Baseline (mg/dL): 114 120 115 118 106
0%
-20%
-1%
-11%
-14%*
-18%**
-1%



Mean Absolute Change from Baseline at Week 8
Apo-B
QW
Q2W
Placebo
9mg
18mg
27mg
36mg
Baseline (mg/dL): 114 120 115 118 106
5
-5
-15
-25
-3
-17
-17
-22
-3

Apo-B is a critical structural protein in atherogenic lipoproteins including LDL-C and is a direct measure of number of atherogenic lipoprotein particles. Apo-B has been proposed as a more accurate indicator of CV risk than LDL-C.[1]

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p value vs placebo based on MMRM analysis

Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 versus placebo

[1]Behbodikhah J, Metabolites 2021; Ference B, *JAMA* 2019.

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Pegozafermin Demonstrated Significant Reduction in Liver Fat

Liver Fat Is an Important Potentiator of CV Risk



Mean Relative Reduction in Liver Fat vs Baseline at Week 8
QW
Q2W
Placebo
n=6
9mg
n=3
18mg
n=5
27mg
n=7
36mg
n=2
0%
-20%
-40%
-60%
-5%
-55%*
-38%
-44%
-37%

Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose in 27mg QW cohort (n=5) demonstrated a 63% mean relative reduction from baseline.

*p <0.05 versus placebo

MRI Analysis Set; p value vs placebo based on ANCOVA analysis

HIGH RESPONDER RATES

- **≥ 30% Reduction in liver fat: 88%** *vs 0% in placebo*
- **≥ 50% Reduction in liver fat: 41%** *vs 0% in placebo*
- **Normalized liver fat: 24%** *vs 0% in placebo*

Pegozafermin (n=17) and Placebo (n=6)
Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose (n=14) resulted in 29% of patient with normalized liver fat and 100% and 50% of patients with mean relative reductions of ≥30% and ≥50% from baseline, respectively.

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Mean Percent Change from Baseline at Week 8 Full Analysis Set Pegozafermin Improved Liver Function Despite Normal Levels at Baseline ALT AST Q2W QW Q2W QW Baseline Mean ALT: 33 U/L (n=85) Baseline Mean AST: 25 U/L (n=85)

Pegozafermin Demonstrated Improvement on HbA1c that May Increase with Longer Treatment

Absolute Change in HbA1c at Week 8 in ENTRIGUE



Total Patient Population
Placebo
n=17
27mg
n=16
0
-0.1
-0.2
-0.3
-0.4
-0.5
Mean absolute change
-0.1
-0.3



Patients with Baseline HbA1c ≥ 6.5%
Placebo
n=6
27mg
n=9
0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.2
-0.4

HbA1c: Mean Baseline 27 mg QW: 7.48%; Week 8: 7.08%

Absolute change in HbA1c in 20-week NASH study



Patients with Baseline HbA1c ≥ 6.5%
Week 12
Week 20
0
-0.2
-0.4
-0.6
-0.8
-1
-0.5*
-0.9**

Study BIO89-100-002; Cohort 7: n=10 at PGZ 27 mg QW
HbA1c: Baseline: 7.3%; Week 20: 6.4%
Patients with baseline HbA1c ≥ 6.5% were on an average of 2 anti-diabetic medications.
*p<0.05; **p<0.01; ***p<0.001. p value for change from baseline based on MMRM analysis

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Full analysis set; MMRM analysis

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Pegozafermin Was Well Tolerated Across Doses Safety profile consistent with prior studies Preferred Term Placebo (n=18) PGZ Pooled (n=67) PGZ 9mg QW (n=12) PGZ 18mg QW (n=21) PGZ 27mg QW (n=18) PGZ 36mg Q2W (n=16) Nausea 0 10% 0% 5% 22% 13% Diarrhea 0 9% 17% 5% 17% 13%  Injection site reaction 0 9% 8% 10% 6% 13% Safety Analysis Set; patients reported on as treated basis Placebo (n=18) PGZ Pooled  (n=67) PGZ 9mg QW (n=12) PGZ 18mg QW (n=21) PGZ 27mg QW (n=18) PGZ 36mg Q2W (n=16) Serious adverse event (unrelated) 0 1* 0 0 1 0 Treatment emergent discontinuations (related/unrelated) 0 2^/2 0 0 2^/2 0 All AEs were Grade 1 or 2; No Grade 3 or higher TEAEs reported. No tremor or transaminase elevation AEs reported. Low Incidence of Treatment-Related AEs in ≥ 7.5% of Pooled Pegozafermin Group *Unrelated SAE of Grade 2 hypertension; patient withdrew ^Grade 2 abdominal cramps (1) and Grade 2 nausea/vomiting (1)

Pegozafermin – Unique and Differentiated Profile in SHTG Efficacy Significant reduction in triglycerides across all dose groups – up to 63% (27 mg QW) Results consistent in patients with or without background therapy Result consistent across various subgroups (high/low baseline TGs, Type 2 diabetes status) Significant TG normalization rates Significant reduction in liver fat and improvements in liver enzymes and glycemic control markers Potent reduction in atherogenic lipids (Non HDL-C) and apolipoproteins (Apo B) Safety/Tolerability Well tolerated at all doses with low incidence of treatment related adverse events (all Grade 1 or 2)

Proposed Clinical Development Regulatory Seek full approval using endpoint of triglyceride lowering (based on FDA precedent) Propose study duration and study size based on prior precedents for approved drugs Discuss safety database requirements for approval End of Phase 2 meeting planned for 2H22 Clinical Development Conduct single pivotal Phase 3 trial in SHTG Trial initiation expected in 1H23; Topline results expected in 1H25 Consider additional studies to meet safety database requirements per FDA discussions Potential trial(s) in other hypertriglyceridemia patient populations Leverage safety data from NASH studies Phase 3 program is subject to regulatory review/feedback

Proposed Phase 3 SHTG Trial Design SCREENING RANDOMIZATION PLACEBO Pegozafermin^ Pegozafermin MAIN STUDY (12 weeks) EXTENSION PHASE* (12 weeks) PLACEBO Wk 12 Wk 24 PRIMARY ENDPOINT * Extension phase duration expected to be between 12 and 36 weeks TG ≥500 mg/dL Background therapy of statins and/or prescription fish oil and/or fibrates OR not on any background therapy KEY INCLUSION CRITERIA SAMPLE SIZE Approximately 300 patients >90% power for primary endpoint KEY ENDPOINTS Reduction in TG from baseline (primary) Liver fat (MRI-PDFF) Other lipids and metabolic markers Phase 3 program is subject to regulatory review/feedback ^Dose(s) to be decided

Deepak L. Bhatt, MD, MPH, FACC, FAHA, FSCAI, FESC Dr. Deepak L. Bhatt is Executive Director of Interventional Cardiovascular Programs at Brigham and Women’s Health and Professor of Medicine at Harvard Medical School.

SHTG Represents a Significant Opportunity for Pegozafermin

SHTG Represents a Large Population with High Unmet Needs


PREVALENCE
UP TO 4 MILLION
DIAGNOSED
~2.8 MILLION
DRUG TREATED
~1.7 MILLION
UN-TREATED
~1.1 MILLION
CONTROLLED
850K
UNCONTROLLED
850K

Co-morbidity	Prevalence in SHTG population
Fatty Liver Disease (NAFLD)	Up to 100%
Type 2 diabetes/Prediabetes	Up to 70%
Dyslipidemia	Up to 65%

PEGOZAFERMIN TARGET

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Pegozafermin has Differentiated Profile Compared with Other TG-Lowering Drugs

	IN DEVELOPMENT		APPROVED			
	Pegozafermin Potential	APOC3	Fibrates	Prescription Fish Oils		Statins
				Vascepa	Lovaza	
Triglyceride reduction	✓✓✓	✓✓✓	✓✓	✓	✓✓	✓✓
Liver fat reduction	✓	—	Worsens liver fat	—	—	—
Insulin sensitizing	✓	—	—	—	—	—
Cholesterol lowering	✓ (non-HDL-C)	✓ (non-HDL-C)	Worsens LDL-C	—	Worsens LDL-C	✓
Apo-B lowering	✓	✓	—	✓	—	—
ALT lowering	✓	Transaminase elevations observed	Monitor ALT	—	May require ALT monitoring	Monitor ALT

For triglyceride reduction: ✓✓✓ = ≥ 60%, ✓✓ = 31%-59%, ✓ = ≤ 30%

— No effect/Not reported

Sources: Feingold KR. Triglyceride Lowering Drugs. [Updated 2021 Apr 1]. In: Feingold KR, Anawalt B, Boyce A, et al., editors. Prescribing information. Corporate presentations.

Note: All data regarding third-party molecules on this slide are based on third-party studies, which are in different stages of development, and not our own. Conclusions on this slide are company estimates and are not based on head-to-head results.

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Product profile testing Profile tested: 30% TG reduction plus 1 metabolic benefit (lower than ENTRIGUE data); audience: 150 physicians in 2020 Pegozafermin Profile Represents Substantial Potential in SHTG (Quantitative Market Research Results) Market Share* All Patients PatientS wITH fatty liver 1st line 35% 43% 2nd line 66% 76% *1st line therapeutic options: pegozafermin, APO-C3 inhibitor, a generic prescription fish oil; 2nd line therapeutic options: pegozafermin, APO-C3 inhibitor. Conjoint analysis Profile tested: ENTRIGUE data; audience: 199 physicians in 2022 Analyst consensus estimate of ~$1.0B in peak sales in the US if approved MARKET SHARE: 50% Source: Company estimated based on primary research with ~450 physicians in 2020 and 2022

Corporate Highlights Impacts a broad spectrum of cardio and metabolic endpoints Robust data in 2 indications with a favorable safety and tolerability profile Potential first-to-market FGF21 analog Pegozafermin – potential important new cardio-metabolic drug; balanced effect on multiple key endpoints FGF21 offers greatest promise in this category – addresses multiple facets of the disease Pegozafermin has demonstrated compelling results in clinic Nonalcoholic Steatohepatitis (NASH) – Ph. 2b enrollment completion in 3Q22; data expected 1Q23 $126.1 million cash* as of March 31, 2022; cash runway expected to extend into 2H23 Track record of developing and commercializing successful drugs and business development at other companies Strong cash position with experienced team Highly differentiated based on Phase 2 success across multiple endpoints Significant opportunity given large, under-served market with limited competition Established regulatory pathway allows efficient clinical development Severe Hypertriglyceridemia (SHTG) – Ph. 3 initiation planned in 1H23 * Includes cash and cash equivalents, restricted cash, and short-term available-for-sale securities

Indication Preclinical Phase 1 Phase 2 Phase 3 Anticipated Milestones SHTG End of Ph. 2 Meeting – 2H22 Phase 3 trial Initiation – 1H23 NASH Complete Enrollment – 3Q22 Topline Data – 1Q23 Plan To Advance Pegozafermin in Clinical Development Phase 2b trial Phase 3 trial - Planning

Appendix

Pegozafermin Is an FGF21 Analog Optimally Engineered to Balance Efficacy and Long Dosing Interval glycoPEG(20kD) C-terminus X Strong and flexible linker (glycoPEGylation technology) Mutations in positions 173 and 176 (glycoPEG attached at position 173) X N-terminus Position 182 FGF21 Proprietary glycoPEGylation technology with site-specific mutations Increases half-life of native FGF21 (< 2 hours) to 55-100 hours based on single ascending dose study Low nanomolar potency against FGF receptors 1c, 2c, 3c, similar to native FGF21 Composition of Matter Patent expiring in 2038 C-terminus N-terminus FGFR FGFR C-terminus β-Klotho β-Klotho Signal transduction Functional response * Composition of matter through 2038

Pegozafermin Significantly Reduces Triglycerides across All Dose Groups Median Change in Absolute Triglyceride Levels from Baseline at Week 8 Q2W QW Full Analysis Set

Median Percent Change in Triglycerides from Baseline at Week 8 Pegozafermin Demonstrated Significant Decrease in Triglycerides Regardless of Baseline TG Level Category Baseline TG ≥750 mg/dL Q2W QW Baseline TG <750 mg/dL Q2W QW Full Analysis Set. n=11 n=12 n=10 n=9 n=4 n=5 n=5 n=6 n=7 n=13

Median Percent Change in Triglycerides from Baseline at Week 8 Pegozafermin Demonstrated Significant Decrease in Triglycerides Regardless of Diabetes Status Patients with T2DM Patients without T2DM Q2W QW Q2W QW Full Analysis Set n=10 n=9 n=6 n=9 n=7 n=7 n=7 n=11 n=7 n=9

Mean Percent Change from Baseline at Week 8 Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 versus placebo Pegozafermin Demonstrated Clinically Meaningful Improvements in HDL-C HDL-C Q2W QW Q2W QW p value vs placebo based on MMRM analysis Mean Absolute Change from Baseline at Week 8 HDL-C 29 Baseline (mg/dL): 31 27 31 25 29 Baseline (mg/dL): 31 27 31 25 LDL-C mean % change from baseline similar between placebo and pegozafermin

Pegozafermin Shows Significant Decrease in Triglycerides on Top of Statins, Prescription Fish Oils and Fibrates Full Analysis Set Background therapy defined as concomitant lipid-modifying therapy Median Percent Change in Triglycerides from Baseline at Week 8 Placebo n=9 PGZ pooled n=28 Placebo n=3 PGZ pooled n=3 Placebo n=2 PGZ pooled n=10

Mean Percent Change from Baseline at Week 8 Full Analysis Set; * p<0.05; ** p<0.01; *** p<0.001 versus placebo Pegozafermin Demonstrated Clinically Meaningful Improvements in HDL-C and No Change in LDL-C vs. Placebo HDL-C       p value vs placebo based on MMRM analysis Mean Percent Change from Baseline at Week 8 LDL-C Existing therapies for SHTG increase LDL-C up to 45%

Pegozafermin 27mg QW Showed Consistent and Robust Effects in Two Indications *(SHTG Patients at 8 weeks and NASH Patients at 20 weeks)*



DYSLIPIDEMA
LIVER HEALTH
INSULIN RESISTANCE
TG^
NASH
SHTG
-26%
-63%
Non-HDL-C^
NASH
SHTG
-18%
-29%
HDL-C^
NASH
SHTG
23%
42%
Apo-B^
NASH
SHTG
N/A
-18%
MRI-PDFF^
NASH
SHTG*
-64%
-62%
ALT^
NASH
SHTG
-46%
-18%
HISTOLOGY
NASH (cohort 7)
NAS >2
NASH Resolution*
≥1 Stage Improvement in Fibrosis**
74%
32%
26%
*and no worsening of fibrosis
**and no worsening of NASH
HbA1c
Mean Absolute Reduction
NASH
SHTG
-0.9%
-0.4%
Patients with baseline HbA1c ≥ 6.5%
Adiponectin^
NASH
87%

^Mean change from baseline; TG data for SHTG is presented as median

*Post-hoc analysis of patients with follow-up MRI-PDFF ≤21 days from date of last dose (n=20). Analysis of all patients with follow-up MRI-PDFF (n=23) shows pooled PGZ demonstrated -43% relative reduction from baseline.

SHTG results represents data at 8 weeks from BIO89-100-221 Phase 2 study.

NASH results represents cohort 7 data at 20 weeks from Phase 1b/2a BIO89-100-002 study.

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Target Product Profile Criteria for a New Therapy (Physician and KOL Research Completed by 89bio Before ENTRIGUE Data Readout) Triglyceride efficacy 30% as add-on therapy (50% is upside case) 30% achieve TG <500 mg (50% is upside case) Cardiometabolic benefits offer added value Liver Fat reduction: 40% reduction from baseline HbA1c: 0.5% to 0.8% reduction in patients with T2DM Lipid changes: Non-HDL-C reduced by 25% LDL and HDL not changed (improvements is upside case) Pegozafermin Profile in ENTRIGUE Significantly Exceeded Target Levels Source: Company estimates based on 2 Advisory Board Meetings with KOLs and Primary Research with 150 Physicians (2020)

KOL Experts & Physicians – Pegozafermin profile is unique and compelling Target patient Patient with uncontrolled TGs despite drug therapy or past episode of acute pancreatitis Patient with history of cardiovascular risk factors Patients with background metabolic syndrome symptoms Ideal profile – reduces TG to <500 mg/dL and reduces liver fat Glycemic control and other lipid benefits are additive Pegozafermin data exceeds threshold for adoption: 30% reduction in triglycerides >50% reduction in triglycerides viewed as “excellent” Metabolic benefits make it a preferred option for patients with Fatty Liver Disease and T2DM KOL Experts & Physicians – Market Dynamics Lack of good treatment options in 2nd and 3rd line setting – highest unmet need Triglyceride management is critical given CV and acute pancreatitis risk; however, often overlooked given limitations of current therapies Extensive Market Research Supports Pegozafermin Promise in SHTG Sources: Company estimates based on Qualitative: 3 Expert Ad Boards, 30 treating physicians and Quantitative: 3 rounds with 450 physicians (cardiologists, endocrinologists, primary care physicians) market research

Payers – Managed Care Directors and PBMs Pegozafermin has potential to gain broad coverage based on approved indication; market is not actively managed Data supportive of premium pricing in 2nd line setting (threshold – 30% reduction in TG) We believe that majority of plans would place pegozafermin on tier with a patient co-pay ≤$60/month Extensive Market Research Supports Pegozafermin Promise in SHTG Sources: Company estimates based on its market research involving 2 rounds with Managed Care Pharmacy or Medical Directors representing >60M lives; PBM Pharmacy or Medical Directors representing with 250M lives

Current Therapies Have Had Commercial Success Despite Less than Ideal Profiles



Changes from baseline
Vascepa
Lovaza
Tricor
60%
40%
20%
0%
-20%
-40%
-60%
-27%
-5%
-45%
45%
-55%
45%
~$580M
2021 Sales revenue
~$1B
(Peak)
>~$1B
(Peak)
TG
LDL-C

SAFETY / TOLERABILITY

FISH OILS		FIBRATES
Vascepa (EPA)	Lovaza (EPA+DHA)	Tricor
May prolong bleeding time		Myopathy, Creatinine increases, DDI

Lipitor decreases TG by 39% (low dose) and 52% (high dose). Level of sales for hypertriglyceridemia are unknown.

89bio

* Conclusions on this slide are not based on head-to-head results

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